BMC INDUSTRIES, INC.

SAVINGS AND PROFIT SHARING PLAN

2001 REVISION

First Declaration of Amendment

Pursuant to the retained power of amendment contained in Section 11.2 of the BMC Industries, Inc. Savings and Profit Sharing Plan - 2001 Revision, the undersigned hereby amends the Plan by adding a new Exhibit A thereto in the form attached hereto.

The foregoing amendment is effective as of December 31, 2001.

IN WITNESS WHEREOF, the undersigned has caused this instrument to be executed this 26th day of December, 2001.

                                                                                    BMC INDUSTRIES, INC.

Attest:  /s/Jon A. Dobson                                            By:  /s/Bradley D. Carlson

            Secretary                                                         Its:  Treasurer

BMC INDUSTRIES, INC.

SAVINGS AND PROFIT SHARING PLAN

2001 REVISION

EXHIBIT A

Special Provisions Applicable to

Vision-Ease Lens Azusa, Inc. and Buckbee-Mears Cortland in 2001

Pursuant to Section 14.1(f), this Exhibit A sets forth special provisions of the Plan applicable only to an Active Participant in the Plan who is a Qualified Employee of Vision-Eae Lens Azusa, Inc. or Buckbee-Mears Cortland, a unit of BMC Industries, Inc. and classified by the Participating Employer as being on an unpaid leave of absence on December 31, 2001 (a "Vision-Ease Lens Azusa/Buckbee-Mears Cortland Participant").

  Notwithstanding Section 3.3(a)(i), a Vision-Ease Lens Azusa/Buckbee-Mears Cortland Participant will be eligible to share in the Participating Employer's Matching Contribution for the calendar quarter ending on December 31, 2001 pursuant to the provisions set forth in Section 3.3(a).

  Notwithstanding Section 3.3(b)(i), a Vision-Ease Lens Azusa/Buckbee-Mears Cortland Participant, will be eligible to share in the Participating Employer's Matching Contribution (if any) for the Plan Year ending on December 31, 2001 pursuant to the provisions set forth in Section 3.3(b).

  Notwithstanding Section 3.4(b)(i), a Vision-Ease Lens Azusa/Buckbee-Mears Cortland Participant who completed at least 1000 Hours of Service during the Plan Year ending on December 31, 2001, will be eligible to share in the Participating Employer's Profit Sharing Contribution for the Plan Year ending on December 31, 2001 pursuant to the provisions set forth in Section 3.4(b).